UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2005

COSTAR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 215-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement

On March 10, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of CoStar Group, Inc. (the “Company”) approved the following actions with respect to the compensation of the Company’s current executive officers:

								2005 Bonus Criteria (4)
										Individual/
					Shares of			Corporate/		Team
		2005 Base	2004		Restricted		Bonus	Financial		Performance
Name	Title	Salary (1)	Bonus Amount		Stock (2)		Range (3)	Goals		Goals
Andrew C. Florance	President & Chief Executive Officer	$382,418	$302,310		15,920		0-100%	75%		25%
Frank A. Carchedi	Chief Financial Officer & Treasurer	$213,637	$142,150		4,342		50-80%	60%		40%
Christopher Tully (5)	Sr. Vice President Sales & Customer Service	$229,500	$6,563	(6)	172	(6)	0-35%	0%	(5)	100%
David Schaffel	Chief Information Officer	$182,946	$89,714		3,308		0-75%	40%		60%
Craig Farrington	Vice President Research	$171,569	$93,724		2,068		0-75%	40%		60%

(1)	All salary increases will be effective as of April 1, 2005.

(2)	The shares of restricted stock were granted to the executives under the Company’s 1998 Stock Incentive Plan, as amended. The shares vest over a four-year period, where one quarter of the shares vest on each of March 10, 2006, 2007, 2008 and 2009. A form of restricted stock agreement has been filed as an exhibit to the Company’s Annual Report of Form 10-K for the year ended December 31, 2004 and is incorporated by reference herein.

(3)	The bonus range represents a percentage of the executive’s base salary.

(4)	The table sets forth the break down for each executive officer of the percentage of such officer’s bonus that is based on achievement of corporate/financial goals and the percentage of such officer’s bonus that is based on achievement of individual/team performance goals. The criteria that the Committee uses to determine bonuses include, without limitation, the level of achievement of goals based on the following criteria: Company revenues, Company earnings, research, data quality, new and enhanced products, software development, management, customer service, accounts receivable, human resources, investor relations, financial reporting and sales. The criteria differ for each of the executive officers.

(5)	Mr. Tully also has the ability to earn monthly commissions based on the Company’s monthly net new revenue amounts.

(6)	Mr. Tully joined the Company in December 2004. His 2004 bonus amount and his restricted stock grant have been pro rated to reflect one month of employment with the Company.

The Company intends to provide additional information regarding executive compensation in its proxy statement for the Company’s 2005 Annual Meeting of Stockholders.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	COSTAR	GROUP, INC.

Date: March 16, 2005	By:	/s/ Frank A. Carchedi

Name: Frank A. Carchedi Title: Chief Financial Officer

Exhibit Index

Exhibit 10.1	2005 Summary Sheet regarding Compensation for Executive Officers (filed herewith).